UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): December 5, 2012

TECHPRECISION CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

3477 Corporate Parkway,
Center Valley, PA 18034
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (484) 693-1700

Copies to:

William A. Scari, Jr.
Pepper Hamilton LLP
400 Berwyn Park
899 Cassatt Road
Berwyn, PA 19312-1183
Phone: (610) 640-7800
Fax: (610) 640-7835

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 5, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 18,904,570 shares of the Company’s common stock were entitled to vote as of November 16, 2012 (the “Record Date Shares Outstanding”), the record date for the Annual Meeting, of which 11,361,468 were present in person or by proxy.

At the Annual Meeting, the stockholders of the Company were asked to elect each of Philip A. Dur, Michael R. Holly, James S. Molinaro, Robert G. Isaman, Andrew A. Levy, and Leonard M. Anthony to serve as directors of the Board for a one-year term expiring on the date of the Company’s 2013 Annual Meeting of Stockholders. The results of the vote taken at the Annual Meeting with respect to the election of Messrs. Dur, Holly, Molinaro, Isaman, Levy, and Anthony as directors were as follows:

Nominee	For	Withheld	Broker Non-Votes
Philip A. Dur	6,608,063	4,753,405	--
Michael R. Holly	5,605,613	5,755,855	--
James S. Molinaro	9,871,492	1,489,976	--
Robert G. Isaman	10,581,142	780,326	--
Andrew A. Levy	9,870,618	1,490,850	--
Leonard M. Anthony	11,300,068	61,400	--

At the Annual Meeting, the Company’s stockholders were also asked to ratify the appointment of KPMG, LLC as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013. The results of the vote taken at the Annual Meeting with respect to the ratification of the appointment of KPMG, LLC were as follows:

	For	Against	Abstentions
Ratification of KPMG, LLC	10,850,018	455,000	56,450

The proposal to ratify the appointment of KPMG, LLC as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013 was approved.

Finally, the Company’s stockholders were also asked to approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split of our outstanding common stock at an exchange ratio of no greater than 1-for-2, such ratio to be determined by the Company’s Board of Directors, at any time prior to the one-year anniversary of the Annual Meeting, the implementation and timing of which shall be subject to the discretion of our Board of Directors. The results of the vote taken at the Annual Meeting with respect to approval of the amendment were as follows:

	For	Against	Abstentions
Approval of Amendment	9,142,133	2,211,900	7,435

To be approved, the proposal to approve an amendment to the Company’s certificate of incorporation required the affirmative vote of at least a majority of the Record Date Shares Outstanding, therefore, in light of the voting results set forth above, the proposal was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: December 6, 2012	By:	/s/ Richard Fitzgerald
Name: Richard Fitzgerald
Title: Chief Financial Officer